UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2024
CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2655 Seely Avenue, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On December 12, 2024, the Board of Directors (the “Board”) of Cadence Design Systems, Inc. (“Cadence”) appointed Moshe Gavrielov as a director of Cadence, effective January 1, 2025. The Board has not yet determined Mr. Gavrielov’s committee assignments. Upon the effectiveness of Mr. Gavrielov’s appointment to the Board, Mr. Gavrielov will be granted an incentive stock award under Cadence’s 1995 Directors Stock Incentive Plan with a grant date fair value of $80,219, rounded to the nearest whole share. The incentive stock award will fully vest, subject to Mr. Gavrielov’s continued service on the Board, on the earlier of May 2, 2025 and the date of Cadence’s annual meeting of stockholders in 2025, aligned with the vesting of annual incentive stock awards granted to Cadence’s other non-employee Board members in May 2024. Mr. Gavrielov’s other compensation will be consistent with Cadence’s compensation of its other non-employee Board members in effect from time to time and as described in Cadence’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2024. Mr. Gavrielov will also enter into Cadence’s standard form of indemnification agreement.
Mr. Gavrielov served as President and Chief Executive Officer of Xilinx, Inc., a technology and semiconductor company that primarily supplied programmable logic devices, from 2008 to 2018. Prior to joining Xilinx, Mr. Gavrielov served as Executive Vice President and General Manager of Cadence’s verification division from 2005 to 2007, and Chief Executive Officer of Verisity, Ltd. from 1998 to 2005. He also served in a variety of executive management positions at LSI Logic Corporation and engineering and engineering management positions at Digital Equipment Corporation and National Semiconductor Corporation. Mr. Gavrielov serves as a member of the board of NXP Semiconductors N.V., a provider of secure connectivity solutions for embedded applications, and Taiwan Semiconductor Manufacturing Company Ltd., a dedicated semiconductor foundry.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Cadence Design Systems, Inc. Press Release dated December 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 12, 2024

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Karna Nisewaner
Karna Nisewaner
General Counsel and Corporate Secretary